UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2012

INFINITY RESOURCES HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-152959	51-0665952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 North Scottsdale Rd, Suite 140
Scottsdale, Arizona 85257
(Address of Principal Executive Offices) (Zip Code)

(480) 889-2650
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 to Form 8-K amends our Form 8-K dated October 17, 2012, originally filed with the Securities and Exchange Commission on October 23, 2012 (the “Original Report”).  We filed the Original Report to report, among other things, our acquisition through merger of all of the outstanding capital stock of Earth911, Inc., a Delaware corporation (referred to as Earth911).  As permitted by Items 9.01(a)(4) and 9.01(b)(2), we are filing this amendment to include the financial statements and pro formal financial information required by Items 9.01(a) and 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Financial Statements of Businesses Acquired
(i) Report of Independent Registered Public Accounting Firm

(ii)        Consolidated balance sheets of Earth911 and its subsidiaries as of December 31, 2011 and December 31, 2010, and the related consolidated statements of operations, changes in stockholders’ and members’ equity, and cash flows for the years ended December 31, 2011 and December 31, 2010

(iii)        Unaudited condensed consolidated balance sheets of Earth911 and its subsidiaries as of September 30, 2012 and December 31, 2011, and the related condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2012 and September 30, 2011

99.2	Pro Forma Financial Information
Unaudited pro forma condensed consolidated balance sheet as of September 30, 2012, and statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December __, 2012	INFINITY RESOURCES HOLDINGS CORP.
	By:	/s/ Barry Monheit
Barry Monheit
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements of Businesses Acquired
(i) Report of Independent Registered Public Accounting Firm

(ii)        Consolidated balance sheets of Earth911 and its subsidiaries as of December 31, 2011 and December 31, 2010, and the related consolidated statements of operations, changes in stockholders’ and members’ equity, and cash flows for the years ended December 31, 2011 and December 31, 2010

(iii)        Unaudited condensed consolidated balance sheets of Earth911 and its subsidiaries as of September 30, 2012 and December 31, 2011, and the related condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2012 and September 30, 2011

99.2	Pro Forma Financial Information
Unaudited pro forma condensed consolidated balance sheet as of September 30, 2012, and statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011